Income Taxes	12 Months Ended
Jan. 31, 2017
Income Tax Disclosure [Abstract]
Income Taxes

(10) Income Taxes

Loss from continuing operations before income taxes consisted of the following:

	Years Ended January 31,
(in thousands)	2017	2016	2015
Domestic	$(37,084)	$(17,778)	$(31,083)
Foreign	(8,545)	(29,837)	(11,855)
Total	$(45,629)	$(47,615)	$(42,938)

Components of income tax (benefit) expense from continuing operations were as follows:

	Years Ended January 31,
(in thousands)	2017	2016	2015
Currently due:
U.S. federal	$63	$(374)	$(4,352)
State and local	583	(685)	129
Foreign	1,480	2,182	2,182
	2,126	1,123	(2,041)
Deferred:
U.S. federal	274	(895)	(1,559)
State and local	(197)	638	361
Foreign	(783)	(129)	(706)
	(706)	(386)	(1,904)
Total	$1,420	$737	$(3,945)

A reconciliation of the total income tax (benefit) expense from continuing operations to the statutory federal rate is as follows for the fiscal years ended January 31:

	2017		2016		2015
(in thousands)	Amount	Effective Rate	Amount	Effective Rate	Amount	Effective Rate
Income tax at statutory rate	$(15,972)	35.0%	$(16,665)	35.0%	$(15,027)	35.0%
State income tax, net	(3,655)	8.0	579	(1.2)	(1,456)	3.4
Difference in tax expense resulting from:
Nondeductible expenses	1,123	(2.5)	708	(1.5)	(782)	1.8
Taxes on foreign affiliates	558	(1.2)	2,213	(4.6)	1,798	(4.2)
Taxes on foreign operations	478	(1.0)	(13,594)	28.6	(6,001)	14.0
Valuation allowance	17,513	(38.4)	32,742	(68.8)	18,004	(41.9)
Tax benefit related to tax expenses recorded on discontinued operations and equity	—	—	(1,225)	2.6	—	—
Changes in uncertain tax provisions	(471)	1.0	(1,200)	2.5	(1,010)	2.4
Other	1,846	(4.0)	(2,821)	5.9	529	(1.3)
Total	$1,420	(3.1)%	$737	(1.5)%	$(3,945)	9.2%

The benefit for nondeductible expenses for the fiscal year ended January 31, 2015 resulted from the reversal of a prior year penalty accrual related to the FCPA investigation.  See Note 15 to the Consolidated Financial Statements.

The tax effect on pretax loss from continuing operations generally is determined by a computation that does not consider the tax effect on other categories of income or loss (for example, other comprehensive loss, discontinued operations, additional paid in capital, etc.). An exception to that general rule is provided when there is a pretax loss from continuing operations and pretax income from other categories of income. Pursuant to this exception, we recorded a tax benefit on continuing operations during the fiscal year ended January 31, 2016.  During the fiscal year ended January 31, 2016, a tax benefit of $1.2 million was recorded on continuing operations which offset tax expense recorded on discontinued operations.

We recorded $17.5 million, $32.7 million and $18.0 million of valuation allowances from continuing operations on our net domestic and certain foreign deferred tax assets during the fiscal years ended January 31, 2017, 2016 and 2015, respectively. The valuation allowance recorded for the fiscal year ended January 31, 2017 was recorded on deferred tax assets generated during the year, and was primarily related to tax losses and tax credit carryforwards.  The total valuation allowance at January 31, 2017 of $157.7 million was comprised of a domestic valuation allowance of $140.3 million and a foreign valuation allowance of $17.4 million.

In assessing the need for a valuation allowance, we concluded that we had a cumulative loss on domestic operations after adjusting for significant non-recurring charges beginning in the fiscal year ended January 31, 2014 and continuing through the fiscal year ended January 31, 2017. Based on this assessment, we concluded that it was not more likely than not that realization of our domestic deferred tax assets would occur in future periods, and accordingly a valuation allowance was provided. Similar consideration was given to foreign deferred tax assets, and we concluded that certain foreign deferred tax assets were also not more likely than not to be realized and a valuation allowance was recorded. The establishment of a valuation allowance does not have any impact on cash, nor does such an allowance preclude us from using our loss carryforwards or utilizing other deferred tax assets in the future.

The net income (loss) from discontinued operations for the fiscal years ended January 31, 2017, 2016 and 2015 was ($5.2), $3.5 million and ($70.3) million, respectively. These amounts are net of income tax (expense) benefit of $0.0, ($1.2) million, and ($0.7) million, respectively. The effective tax rates for discontinued operations were 0.0%, (25.7%) and (1.0%) for the fiscal years ended January 31, 2017, 2016 and 2015, respectively.

Deferred income taxes result from temporary differences between the financial statement and tax bases of our assets and liabilities. The sources of these differences and their cumulative tax effects were as follows:

	Years Ended January 31,
(in thousands)	2017	2016
Accruals	$24,719	$29,734
Share based compensation	2,525	2,415
Intangibles	3,429	4,039
Foreign tax credit carryforwards	47,827	45,809
Tax loss carryforwards	70,966	49,154
Cumulative currency translation adjustment	5,068	6,588
Capital loss carryforwards	12,861	13,398
Other assets	1,418	2,330
Total deferred tax asset	168,813	153,467
Valuation allowance	(157,664)	(140,124)
Buildings, machinery and equipment	(6,687)	(6,519)
Convertible Notes	(1,530)	(2,422)
Unremitted foreign earnings	(4,782)	(6,593)
Other liabilities	(2,107)	(2,412)
Total deferred tax liability	(15,106)	(17,946)
Net deferred tax liability	$(3,957)	$(4,603)

We had the following tax losses and tax credit carryforwards at January 31, 2017:

		Gross	Expected Tax
		Carryforward	Benefit	Valuation
(dollars in millions)	Expiration	Amount	Amount	Allowance
Federal net operating loss carryforwards	2034-2037	$131.8	$45.4	$(45.4)
State net operating loss carryforwards	2024-2037	205.0	10.5	(10.5)
Federal capital loss carryforwards	2020	33.3	12.9	(12.9)
State capital loss carryforwards	2020	33.3	1.3	(1.3)
Foreign tax loss carryforwards	2019-2032	50.2	15.0	(15.0)
Federal foreign tax credit carryforwards	2018-2022	n/a	20.0	(20.0)
Federal foreign tax credit carryforwards	2023-2027	n/a	27.8	(27.8)
Total			$132.9	$(132.9)

As of January 31, 2017, undistributed earnings of foreign subsidiaries and certain foreign affiliates included $44.4 million for which no federal income or foreign withholding taxes have been provided. These earnings, which are considered to be invested indefinitely, would become subject to income tax if they were remitted as dividends or if we were to sell our stock in the affiliates or subsidiaries. It is not practicable to determine the amount of income or withholding tax that would be payable upon remittance of these earnings.

Deferred income taxes were provided on undistributed earnings of certain foreign subsidiaries and foreign affiliates where the earnings are not considered to be invested indefinitely.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits, excluding penalties and interest is as follows:

	Years Ended January 31,
(in thousands)	2017	2016	2015
Balance, beginning of year	$10,809	$13,018	$15,312
Additions based on tax positions related to current year	7,354	81	187
Additions for tax positions of prior years	1,669	1,326	28
Settlement with tax authorities	(1,168)	—	(707)
Reductions for tax positions of prior years	(55)	(3,392)	(308)
Reductions due to the lapse of statutes of limitation	(160)	(224)	(1,494)
Balance, end of year	$18,449	$10,809	$13,018

Substantially all of the unrecognized tax benefits recorded at January 31, 2017, 2016 and 2015 would affect the effective rate if recognized. It is reasonably possible that the amount of unrecognized tax benefits will decrease during the next year by approximately $7.2 million due to settlements of audit issues and expiration of statutes of limitation.

We classify interest and penalties related to income taxes as a component of income tax expense. As of January 31, 2017, 2016 and 2015, we had $8.7 million, $7.8 million and $8.5 million, respectively, of interest and penalties accrued associated with unrecognized tax benefits. The liability for interest and penalties increased (decreased) $0.9 million, ($0.7) million and $0.1 million during the fiscal years ended January 31, 2017, 2016 and 2015, respectively.

We file income tax returns in the U.S., various state jurisdictions and certain foreign jurisdictions. The statute of limitations remains open for tax years ended January 31, 2013 through 2017. We are currently under examination for federal purposes for the tax year ended January 31, 2013, and there are several state examinations currently in progress.

We file income tax returns in the foreign jurisdictions where we operate. The returns are subject to examination which may be ongoing at any point in time. Tax liabilities are recorded based on estimates of additional taxes which will be due upon settlement of those examinations. The tax years subject to examination by foreign tax authorities vary by jurisdiction, but generally the tax years 2014 through 2017 remain open to examination.